SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 28, 1996


                             FBR Capital Corporation
             (Exact name of registrant as specified in its charter)



                                     Nevada
                 (State or other jurisdiction of Incorporation)




         1-10320                                    13-3465289
  (Commission File Number)                        (IRS Employer
                                                Identification No.)



  14988 N. 78th Way, Suite 203, Scottsdale, AZ              85260
  (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code      (602) 922-5213
                                                          --------------


  Formerly:   Richard Barrie Fragrances, Inc.
              15 Executive Boulevard, Orange, CT  06477

             (Former name or former address, if changed since last report)



                             Exhibit Index on Page 9
                            Page 1 of 29 Total Pages

Item 2.           Acquisition or Disposition of Assets

                  On June 28, 1996, effective for accounting purposes as of June 30, 1996, Richard Barrie Fragrances, Inc. ("Company") sold to Parlux Fragrances, Inc. ("Parlux"), pursuant to the Asset Purchase Agreement dated January 31, 1996 between the Company and Parlux, virtually all of the assets, properties and rights owned by the Company in connection with its business in consideration for
(i)  $750,000 in cash,  (ii) 370,000  shares of the Common Stock of Parlux,  and
(iii) the assumption by Parlux of (a) liabilities under certain leases for periods from and after the closing date, (b) liabilities of the Company set forth on the Company's balance sheet dated September 30, 1995 (but expressly excluding any liability with respect to the Company's 10% Convertible Subordinated Promissory Notes due January 15, 1996 ("Notes")) to the extent such liabilities existed on the closing date, (c) additional liabilities of the Company of the types reflected on the balance sheet as the same arose in the ordinary course of the business between September 30, 1995 and the closing date and which are reflected on the Company's closing date balance sheet, and (d) all obligations under contracts, customer orders, purchase orders, and other agreements and commitments that were included in the assets acquired by Parlux. Parlux did not assume the following liabilities of the Company: (i) liabilities and obligations to the Company's employees, (ii) legal, accounting and other fees, taxes and other expenses incurred in connection with the sale of assets,
(iii) taxes (other than income taxes) for periods prior to the closing date and income taxes for all periods, (iv) liabilities and obligations with respect to assets not acquired and (v) liabilities and obligations arising from pending or threatened litigation or claims against the Company. Pursuant to the Asset Purchase Agreement, the Company agreed to indemnify Parlux with respect to any claims caused by or arising from (i) any misrepresentation, breach of warranty or breach of any term or provision of the Asset Purchase Agreement by the Company to a maximum amount of $3,700,000, provided such claim is made in writing within two years after the closing, (ii) any liabilities not assumed by Parlux or (iii) liabilities (other than assumed liabilities) arising from the operation of the Company's business prior to the closing. Conversely, Parlux agreed to indemnify the Company with respect to claims caused by or arising from
(i) any misrepresentation, breach of warranty or breach of any term or provision of the Asset Purchase Agreement by Parlux, provided such claim is made in writing within two years after the closing, (ii) any liabilities assumed by Parlux, or (iii) any liability arising from the operation of the business of the Company by Parlux after the closing. No indemnification rights are enforceable until the aggregate amounts of claims subject to such rights in favor of a party exceeds $10,000.

                  In connection with the transaction, Parlux entered into a Registration Rights Agreement in favor of the Company pursuant to which Parlux agreed to use its best efforts to register the shares of Parlux stock sold to the Company under the Securities Act of 1933, as amended, on demand and at any time Parlux proposes to register any of its equity securities under the Securities Act, without cost to the Company. The Company has made a demand on Parlux to register the Parlux stock.

                  Parlux has agreed to permit, and has directed, Richard Barrie and Joseph Buvel (formerly the President and chief executive officer of the Company and the Vice President-Finance and chief financial and accounting officer of the Company, respectively) to provide certain services to the Company subsequent to the closing (i) to fulfill the Company's obligations under the terms of the Asset Purchase Agreement, (ii) to assist the Company in completing certain financial statements and the audits relating thereto, and (iii) to assist the Company in meeting its reporting requirements under the Securities and Exchange Act of 1934, as amended.

                  In connection with the sale of assets, all employees of the Company were terminated, although many of the employees were then hired by Parlux, including Messrs. Barrie and Buvel, as well as Leo Mahoney and Ronald Stein, formerly Vice President-Operations and Vice President- Sales of the Company.

                  Prior to the closing and since fiscal 1994, the Company had performed certain production and filling services for Parlux. For the fiscal years ended June 30, 1994 and 1995 the total amounts billed to Parlux for such production and filling services were $35,573 and $221,821, respectively. On
January 4, 1996, the Company entered into a Warehousing and Distribution Agreement ("W&D Agreement") with Parlux, pursuant to which the Company provided certain warehousing and distribution services to Parlux with respect to Parlux products located at the Company's former facilities in Orange, Connecticut. The Company also provided Parlux with an office and certain furniture, fixtures and office equipment to enable Parlux to perform certain functions required of it under the terms of the W&D Agreement. In consideration for its services and use of its facilities, the Company received 3% of the gross sales of Parlux products shipped from the Company's facilities.


Item 5.           Other Events

                  Completion of Exchange Offer

                  Simultaneously  with the  closing of the sale of  assets,  the
Company completed an exchange offer with the holders of the Company's 10% Convertible Subordinated Promissory Notes due January 15, 1996 ("Notes"), pursuant to which the holders holding $5,040,750 aggregate principal amount (97.7% of the principal amount outstanding) tendered their Notes in exchange for an aggregate of 594,550 shares of the Company's Common Stock, par value $.005 per share, and 517 shares of the Company's newly-authorized Series A Preferred Stock, at an exchange ratio of 2,300 shares of the Company's Common Stock and two shares of Series A Preferred Stock for each $19,500 principal amount Note. The total amount of debt (including principal and unpaid but accrued interest) relinquished pursuant to the exchange amounted to $5,970,472.

                  The Series A Preferred Stock has a liquidation preference of $5,600 per share, or $2,895,200 in the aggregate. The Company is obligated to redeem the Series A Preferred Stock one year from the date of issuance. If the Company does not effect a mandatory redemption within such one year period, the holders of a majority of the Series A Preferred Stock will have the right to demand liquidation of the Company and receive their liquidation preference. The Company has the right to call the Series A Preferred Stock for redemption at any time at the redemption price. Holders of the Series A Preferred Stock have no voting rights except the right to vote as a class with respect to (i) any sale of Company assets having a fair market value of $250,000 or more, alone or in the aggregate with all of the sales of the Company's assets, unless all of the net proceeds of such sale are applied to the payment of the redemption price of the Series A Preferred Stock; (ii) any amendments to the Company's Articles of Incorporation; and (iii) the issuance of any shares of the Company's capital stock (other than any issuance pursuant to outstanding rights or options) unless the Series A Preferred Stock will be redeemed in connection with the transaction pursuant to which such shares are to be issued. For all matters on which the holders of the Series A Preferred Stock are entitled to vote as a class, the affirmative vote of holders holding a majority of the Series A Preferred Stock outstanding is required for approval of such matter. The Series A Preferred Stock has no right to dividends.

                  Change in Management

                  In connection with the completion of the exchange offer, all of the officers and directors of the Company resigned and Charles D. Snead, Jr. and Stephen T. Meadow assumed their positions as directors of the Company, for which they were elected at the Special Meeting of Stockholders of the Company held on May 31, 1996 discussed below. Simultaneously with the closing of the exchange offer, Mr. Snead was appointed President and Treasurer (and chief executive, accounting and financial officer) and Mr. Meadow was appointed secretary of the Company.

                  Contribution to Capital

                  In connection with the completion of the exchange offer, Richard Barrie, formerly President and a director of the Company, contributed to the capital of the Company 377,400 shares of the Company's Common Stock owned by him. These shares resumed the status of authorized, but unissued shares of the Company's Common Stock and were re-issued in the exchange offer to Noteholders.

                  Shares Outstanding

                  Following the completion of the exchange offer, the Company had issued and outstanding an aggregate of 4,636,698 shares of Common Stock and 517 shares of Series A Preferred Stock.

                  Change in Name

                  On July 1, 1996, the Company filed a Certificate of Amendment to its Articles of Incorporation to change its name from "Richard Barrie Fragrances, Inc." to "FBR Capital Corporation" as authorized by the stockholders of the Company at the Special Meeting of Stockholders held on May 31, 1996 discussed below.

                  Special Meeting of Stockholders

                  On May 31, 1996, the Company held a Special Meeting of Stockholders for the following purposes:

                  (i)      to authorize the sale of assets to Parlux;

                  (ii) to authorize the Company's subsequent sale of Parlux Common Stock received by the Company in connection with the sale of assets;

                  (iii) to authorize the amendment to the Company's Articles of Incorporation to change the Company's name after completion of the sale of assets to Parlux; and

                  (iv) to elect two directors (Charles D. Snead, Jr. and Stephen T. Meadow) to take office after completion of the sale of assets to Parlux.

                  The votes with respect to the proposals were as follows:


                              For        Against       Abstain      Non-Votes

                  (i)      2,329,627      42,668        1,101       1,413,693

                  (ii)     2,338,876      46,799        8,600       1,392,814

                  (iii)    2,362,830      45,105        8,234       1,370,920



                                            For            Authority Withheld

                  (iv)       Snead -     3,744,322               42,767
                             Meadow -    3,746,822               40,267



Item 7. Financial Statements, Pro Forma Financial Information and E xhibits

                  (a)      Financial Statements of Business Acquired.

                           Not Applicable

                  (b)      Pro Forma Financial Information.

                           Pro Forma Balance Sheet at March 31, 1996

                           Notes to Pro Forma Balance Sheet

                  (c)      Exhibits

                           3.1.4 Certificate of Designation of Series A Preferred Stock, filed June 27, 1996.

                           3.1.5            Amendment to Articles of
                                            Incorporation, filed July 1, 1996.

                           10.17 Asset Purchase Agreement between the Company and Parlux Fragrances, Inc., dated January 31, 1996.
                                            [Incorporated by reference to
                                            Exhibit 10.17 to the Company's
                                            Quarterly Report on Form 10-QSB
                                            for the Fiscal Quarter ended
                                            December 31, 1996.]

                           10.18 Registration Rights Agreement between the Company and Parlux Fragrances, Inc., dated June 28, 1996.

Item 7(b).       Pro Forma Financial Information

                 Pro Forma Balance Sheet at March 31, 1996

         The following table sets forth the Company's unaudited balance sheet at March 31, 1996, pro forma to reflect the sale of assets to Parlux, and as further adjusted to reflect the completion of the exchange offer and contribution to capital discussed in Item 5.


                                                                   March 31, 1996
                                                                   (unaudited)
                                                                                         As
                                                 Actual            Pro Forma(1)      Adjusted(2)

ASSETS
Current Assets:
  Cash and Cash Equivalents                      $  495,269        $  750,000         $  750,000
  Accounts Receivable                             1,119,546              --                 --
  Inventory and Promotional Merchandise           2,487,697              --                 --
  Other Current Assets                              298,072              --                 --
  Investment in Marketable Securities(3)               --           4,578,750          4,578,750
                                                  ---------         ---------          ---------
    Total Current Assets                          4,400,584         5,328,750          5,328,750
    Fixed Assets, Net                               963,555              --                 --
                                                  ---------         ---------          ----------
    Total Assets                                 $5,364,139        $5,328,750         $5,328,750
                                                  ==========        ==========         ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
                              (DEFICIT)
Current Liabilities:
  Convertible Notes Payable                      $5,157,750        $5,157,750         $  117,000
  Accounts Payable(4)                               385,248           121,789            121,789
  Accrued Expenses(5)                             2,178,116           852,704            114,094
                                                  ---------         ---------          ---------
    Total Liabilities                             7,701,114         6,132,243            352,883
                                                  ---------         ---------          ---------

Preferred Stock:
  $0.01 par value, 10,000,000 shares
  authorized, 517 shares outstanding as
  Series A Preferred Stock, subject to
  mandatory redemption(6)                             --                 --            2,895,200
                                                  ---------         ---------          ---------
Stockholders' Equity (Deficit:
  Common Stock, $0.005 par value, 16,666,667
  shares authorized, 4,419,548 (actual and
  pro forma) and 4,636,698 (as adjusted)
  issued and outstanding                             22,097            22,097             23,183
  Additional Paid-In Capital                      6,982,738         6,982,738          7,167,449
  Accumulated Deficit                            (9,341,810)       (7,808,328)        (5,109,965)
                                                  ---------       -----------          ---------
    Total Stockholders' Equity (Deficit)         (2,336,975)         (803,493)         2,080,667
                                                  -----------     -----------          ----------
      Total Liabilities and Stockholders'
      Equity (Deficit)                           $5,364,139        $5,328,750         $5,328,750
                                                  ==========        ==========         ==========


The accompanying notes are an integral part of this balance sheet.




                                        6




Notes to Pro Forma Balance Sheet at March 31, 1996

(1) Pro forma to reflect the sale of virtually all assets to, and assumption of virtually all liabilities by, Parlux in exchange for 370,000 shares of Parlux common stock (valued at $12.375 per share, the per share market price on the Nasdaq National Market of the Parlux common stock on March 31, 1996) and $750,000 in cash.

(2) As adjusted to reflect the issuance of 517 shares of Series A Preferred Stock and 594,550 shares of Common Stock to the Noteholders in payment of $3,080,997 of principal and interest due (of which $2,895,200 is attributable to the Series A Preferred Stock and $185,797 is attributable to the Common Stock) and in settlement and extinguishment of the remaining $2,832,507 principal and interest due at March 31, 1996. Also adjusted to reflect the contribution by Richard Barrie of 377,400 shares of the Company's Common Stock to the capital of the Company. The closing price of the Company's Common Stock on the Pacific Stock Exchange on March 31, 1996 was $0.3125.

(3)      Represents Parlux Common Stock on a pro forma and as adjusted basis.

(4) Pro forma and as adjusted accrual for expenses of the transaction and other costs.

(5) Includes accrued interest at March 31, 1996 on Notes of $755,754 actual and for pro formal purposes and $17,144 on an as adjusted basis.

(6) As adjusted for the issuance of the Series A Preferred Stock having a mandatory redemption feature.


                                   SIGNATURES




                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 15, 1996                          FBR Capital Corporation
                                       (Registrant)



                                       /s/ Charles D. Snead, Jr.
                                       Charles D. Snead, Jr., President, (Chief
                                       Executive, Financial and Accounting
                                       Officer)

                                  EXHIBIT INDEX


 Exhibit Number    Description                                          Page

 3.1.4             Certificate of Designation of Series A
                   Preferred Stock, filed June 27, 1996.                  10

 3.1.5             Amendment to Articles of Incorporation,
                   filed July 1, 1996.                                    13

 10.17 Asset Purchase Agreement between the Company and Parlux Fragrances, Inc., dated January 31, 1996. [Incorporated by reference to Exhibit
                   10.17 to the Company's Quarterly Report on
                   Form 10-QSB for the Fiscal Quarter ended
                   December 31, 1996.]

 10.18             Registration Rights Agreement between the
                   Company and Parlux Fragrances, Inc., dated
                   June 28, 1996.                                         15